UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 14, 2006

The New York Times Company
(Exact name of Registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

229 West 43rd Street, New York New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The New York Times Company (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on December 20, 2006, to report that Deloitte & Touche LLP (“Deloitte”) has completed its audit services for the fiscal year ending December 31, 2006.  As disclosed in the Form 8-K, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 30, 2007, subject to ratification by the Company’s stockholders.

Item 4.01            Changes in Registrant’s Certifying Accountant.

(a)   Previous Independent Registered Public Accounting Firm

On December 14, 2006, the Audit Committee notified Deloitte that it had determined to dismiss them as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services for the fiscal year ending December 31, 2006.  The dismissal of Deloitte became effective on March 13, 2007.

During the Company’s two fiscal years ended December 31, 2006, and through March 1, 2007, the date of Deloitte’s audit report in respect of the 2006 financial statements, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte’s audit reports on the Company’s consolidated financial statements and on the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof for the two fiscal years ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that (i) the audit report of Deloitte on the effectiveness of internal control over financial reporting as of December 31, 2006 contains an adverse opinion because of the effect of a material weakness related to a deficiency in the controls over the accounting for pension and post-retirement liabilities and (ii) Deloitte’s audit report on the Company’s consolidated financial statements includes an explanatory paragraph related to the adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” as revised, effective December 27, 2004, FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations—an interpretation of FASB Statement No. 143,” effective December 25, 2005, and Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans,” relating to the recognition and related disclosure provisions, effective December 31, 2006, and an explanatory paragraph relating to the Company’s restatement of its 2005 and 2004 consolidated financial statements.

The Company furnished a copy of the above disclosures to Deloitte and requested that Deloitte furnish the Company a letter addressed to the Commission stating whether or not Deloitte agrees with the statements made above.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 16.1          Letter from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: March 15, 2007	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and Corporate Governance Officer

Exhibit List

Exhibit 16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission